UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 13, 2005

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                       (IRS EMPLOYER IDENTIFICATION NO.)

                        37899 Twelve Mile Road, Ste.#300
                        Farmington Hills, Michigan 48331

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49331
                                  (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:    (248) 489-19610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 5.02 Departure of Directors; Election of Directors; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) On May 20, 2005 Doris F. Galvin and John J. DiMora resigned as members of our Board of Directors. Ms. Galvin stated that she was resigned because she had become President of WindStor Power Co., one of our wholly owned subsidiaries, and, as such, she was no longer an independent director. She felt that it was in our best interest that she be replaced by a Director who is independent. Mr. DiMora stated that he resigned from the Board of Directors in order to allow the Board to replace him with a candidate who has stronger experience in the energy sector consistent with our goal of building a Board of Directors with deep experience and expertise in the energy sector. Ms. Galvin was a member of the Audit Committee of our Board of Directors.

(c) Not applicable.

(d) On May 20, 2005, the Board of Directors appointed two new Directors to fill the places of the Directors who resigned. The two new Directors are:

William H. Damon III, P.E., is CEO of Cummins & Bernard, Inc. (electrical, mechanical and structural engineering consultants), responsible for strategic development and consulting to corporate clients. Prior to joining Cummins & Barnard in 1990, his experience included positions with an independent energy development company, a large international consulting engineering firm, as well as a major Midwestern investor-owned utility. Mr. Damon has served in a senior consulting position on major power plant renovations and unit additions, and has participated in cogeneration projects ranging from 2400 kW landfill gas facilities utilizing reciprocating engine designs to 650+ MW merchant plant designs incorporating both frame and aero-derivative gas turbine technologies. Mr. Damon holds a degree in Mechanical Engineering from Michigan State University.

Anand Gangadharan is the President of NOVI Energy, a company focused on serving industrial and large commercial customers with energy management and energy infrastructure development and implementation services. Mr. Gangadharan has broad management experience in the US regulated and competitive energy industry, with particular emphasis on the utilization of advanced energy technologies for end-user benefit. Prior to NOVI Energy, Mr. Gangadharan has held executive and senior management positions with CMS Energy and PacifiCorp. Mr. Gangadharan has a graduate degree in Nuclear Engineering and Physics. He has authored and presented several papers at international forums.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: May 24, 2005

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director